EXHIBIT 10

AMENDED

AGREEMENT AND PLAN OF REORGANIZATION

This Amended Agreement and Plan of Reorganization (the “Agreement”), dated October 25, 2010, supersedes and replaces that Agreement and Plan of Reorganization dated as of the 23rd day of August, 2010, by and between Silicon South, Inc, a Nevada corporation (“SSI”), and Alpha Wastewater, Inc., a Nevada corporation (“AWI”), and the shareholders of AWI (“Shareholders”), with reference to the following:

A.

SSI is a Nevada corporation organized on June 20, 1997. SSI has authorized capital stock of 50,000,000 shares of common stock, $.001 par value (“SSI Common Stock”), of which 7,315,500 shares are issued and outstanding.

B.

AWI is a privately held corporation organized under the laws of the State of Nevada on October 7, 2009. AWI has authorized capital stock of 75,000,000 of common stock, $.001 par value per share, (“AWI Common Stock”) and no preferred stock is currently authorized. Of such shares, 40,000,000 shares of AWI Common Stock are issued and outstanding.

C.

The respective Boards of Directors of SSI and AWI have deemed it advisable and in the best interests of SSI and AWI and their respective shareholders that AWI be acquired by SSI, pursuant to the terms and conditions set forth in this Agreement.

D.

SSI and AWI propose to enter into this Agreement which provides among other things that all of the outstanding shares of AWI Common Stock be acquired by SSI, in exchange for 40,000,000 shares of restricted SSI Common Stock and such additional items as more fully described in the Agreement.

E.

The parties desire the transaction to qualify as a tax-free reorganization under Section 368 (a)(1)(B) of the Internal Revenue Code of 1986, as amended.

NOW, THEREFORE, the parties hereto agree as follows:

ARTICLE 1
THE ACQUISITION

1.01

At the Effective Time (as defined in Section 2.01), subject to the terms and conditions herein, each share of AWI Common Stock issued and outstanding immediately prior to the Effective Time shall be acquired by SSI in exchange for 40,000,000 fully paid and nonassessable restricted shares of SSI Common Stock (the “SSI Shares”) (the exchange of all shares of AWI Common Stock for SSI Shares shall constitute the “Exchange”). The SSI Shares shall be issued as set forth in Exhibit A to this Agreement.

1.02

As of the Effective Time, each outstanding stock certificate that immediately prior to the Effective Time represented shares of AWI Common Stock shall be deemed for all purposes to evidence ownership and to represent the number of shares of SSI Common Stock for which such shares of AWI Common Stock have been exchanged pursuant to Section 1.01. The record holder of each outstanding certificate representing shares of AWI Common Stock shall, after the Effective Time, be entitled to vote the shares of SSI Common Stock for which such shares of AWI Common Stock have been exchanged on any matters on which the holders of SSI Common Stock are entitled to vote. After the Effective Time, the holders of certificates evidencing outstanding shares of AWI Common Stock immediately prior to the Effective Time shall deliver such certificates of AWI Common Stock, duly endorsed so as to make SSI the sole holder thereof, free and clear of all claims, and encumbrances and SSI shall deliver a transmittal letter directed to the transfer agent of SSI directing the issuance of the SSI Shares to the shareholders of AWI as set forth on Exhibit A of this Agreement. Any shares of SSI Common stock issued pursuant to this Agreement will not be transferable except (a) pursuant to an effective registration statement under the Securities Act or (b) upon receipt by SSI of a written opinion of counsel for the holder reasonably satisfactory to SSI to the effect that the proposed transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and relevant state securities laws. Restrictive legends shall be placed on all certificates representing SSI Common stock issued pursuant to this Agreement as set forth in Section 11.02.

In the event any certificate for AWI Common Stock has been lost, stolen or destroyed, SSI shall issue and pay in exchange for such lost, stolen or destroyed certificate, promptly following its receipt of an affidavit of that fact by the holder thereof, such shares of SSI Common Stock as may be required pursuant to this Agreement; provided that, such holder shall be required to provide to SSI an executed indemnification agreement, in a form reasonably acceptable to SSI, whereby such holder indemnifies SSI against any loss or liability relating to SSI’s issuance of certificates pursuant to this paragraph.

1.03

Following the Effective Time, and prior to any options exercise, there will be a total of 47,315,500 shares of SSI Common Stock issued and outstanding.

1.04

Following the Effective Time, AWI will be a wholly owned subsidiary of SSI.

ARTICLE 2
THE CLOSING

2.01

Subject to the terms and conditions herein, the consummation of the transactions contemplated by this Agreement (the “Closing”) shall take place at Las Vegas, Nevada on or before November 10, 2010 (the “Closing Date”) or at such other place or date and time as may be agreed to in writing by the parties hereto at the earliest practicable time after satisfaction or waiver of the conditions hereof, but in no event later than fifteen (15) days after such conditions have been satisfied or waived. The Exchange shall be effective at Closing. (the “Effective Time” or “Effective Date”).

2.02

The following conditions are a part of this Agreement and must be completed on or as of the Closing Date, or such other date specified by the parties:

(a)

Immediately after the Effective Time, Zagros Shahvaran, the sole director of SSI immediately prior to the Effective Time, will appoint Brian Hauff as a member of the Board of Directors of SSI. Immediately following the appointment of Mr. Hauff to the Board of Directors, Zagros Shahvaran will resign as a member of the Board of Directors of SSI.

(b)

Immediately after the Effective Time, Zagros Shahvaran, the sole officer of SSI immediately prior to the Effective Time, will resign as an officer of SSI and Brian Hauff will be appointed President of SSI and Shenfeng Wang will be appointed Secretary and Treasurer of SSI.

(c)

At Closing, AWI will pay off $100,000 of SSI debt, estimated to be a total of $130,000, of which $100,000 has been paid as a deposit by AWI and of which $50,000 of the deposit has been released to SSI and is non-refundable. (See Exhibit C).

(d)

At Closing, AWI will warrant and provide evidence that it is a party in good standing to that certain exclusive license between AWI and EcoFluid Systems and the non-exclusive right to purchase the Parent Company, patents, trademarks and trade secrets..

(e)

At or prior to closing, SSI will grant an option to Thurman Investments Corporation, Inc. and/or assigns, for the purchase of up to 2,475,000 shares of SSI’s restricted common stock at a price of $.001 per share, which option shall expire four business days following the Effective Time.

(f)

As soon a practicable following closing, SSI will obtain shareholder approval to increase the authorized common shares to 100,000,000, par value $.001 and to change the name of the Company to Alpha Wastewater, Inc. or such similar name as is available in the state of Nevada.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES OF SSI

SSI hereby represents and warrants to AWI as follows:

3.01

Attached hereto is each of the following:

(a)

Financial Statements. Audited financial statements of SSI including, but not limited to, balance sheets and profit and loss statements from the fiscal years ended December 31, 2009 and 2008, prepared in accordance with generally accepted accounting principles and which fairly present the financial condition of SSI at the dates thereof. (Schedule A)

(b)

Property. An accurate list and description of all property, real or personal, owned by SSI of a value equal to or greater than $1,000.00. (Schedule B)

(c)

Liens and Liabilities. A complete and accurate list of all material liens, encumbrances, easements, security interests or similar interests in or on any of the assets listed on Schedule A. (Schedule C) A complete and accurate list of all debts, liabilities and obligations of SSI incurred or owing as of the date of this Agreement. (Schedule C.1)

(d)

Leases and Contracts. A complete and accurate list describing all material terms of each lease (whether of real or personal property) and each contract, promissory note, mortgage, license, franchise, or other written agreement to which SSI is a party which involves or can reasonably be expected to involve aggregate future payments or receipts by SSI (whether by the terms of such lease, contract, promissory note, license, franchise or other written agreement or as a result of a guarantee of the payment of or indemnity against the failure to pay same) of $1,000.00 or more annually during the twelve-month period ended December 31, 2009 or any consecutive twelve-month period thereafter, except any of said instruments which terminate or are cancelable without penalty during such twelve-month period. (Schedule D)

(e)

Loan Agreements. Complete and accurate copies of all loan agreements and other documents with respect to obligations of SSI for the repayment of borrowed money. (Schedule E)

(f)

Consents Required. A complete list of all agreements wherein consent to the transaction herein contemplated is required to avoid a default thereunder; or where notice of such transaction is required at or subsequent to Closing, or where consent to an acquisition, consolidation, or sale of all or substantially all of the assets is required to avoid a default thereunder. (Schedule F)

(g)

Corporate Records. Complete and accurate copies of (i) the Certificate and Articles of Incorporation, (ii) Bylaws and (iii) all minute books, stock record books and other records of SSI together with all amendments thereto to the date hereof. (Schedule G)

(h)

Shareholders. A complete list of all persons or entities of record holding capital stock of SSI (as certified by SSI’s transfer agent) or any rights to subscribe for, acquire, or receive shares of the capital stock of SSI (whether warrants, calls, options, or conversion rights), including copies of all stock option plans whether qualified or nonqualified, and other similar agreements. (Schedule H)

(i)

Officers and Directors. A complete and current list of all Officers and Directors of SSI, each of whom shall resign effective as of the Effective Date. (Schedule I)

(j)

Salary Schedule. A complete and accurate list (in all material respects) of the names and the current salary rate for each present employee of SSI who received $1,000.00 or more in aggregate compensation from SSI whether in salary, bonus or otherwise, during the year 2009, or who is presently scheduled to receive compensation from SSI whether in a salary, bonus or otherwise in excess of $1,000.00 during the year ending December 2010, including in each case the amount of compensation received or scheduled to be received, and a schedule of the hourly rates of all other employees listed according to departments. All such employees are “at will” employees of SSI. (Schedule J)

(k)

Litigation. A complete and accurate list (in all material respects) of all material civil, criminal, administrative, arbitration or other such proceedings or investigations (including without limitations unfair labor practice matters, labor organization activities, environmental matters and civil rights violations) pending or, to the knowledge of SSI threatened, which may materially and adversely affect SSI. (Schedule K)

(l)

Tax Returns. Accurate copies of all Federal, State and local tax returns for SSI for the fiscal years ending December 31, 2009 and 2008. (Schedule L)

(m)

Agency Reports. Copies of all material reports or filings (and a list of the categories of reports or filings made on a regular basis) made by SSI under ERISA, EEOC, FDA and all other governmental agencies (federal, state or local) during the last fiscal year. (Schedule M)

(n)

Banks. A true and complete list (in all material respects), as of the date of this Agreement, showing (1) the name of each bank in which SSI has an account or safe deposit box, and (2) the names and addresses of all signatories. (Schedule N)

(o)

Jurisdictions Where Qualified. A list of all jurisdictions wherein SSI is qualified to do business and is in good standing. (Schedule O)

(p)

Subsidiaries. A complete list of all subsidiaries of SSI. (Schedule P) The term “Subsidiary” or “Subsidiaries” shall include corporations, unincorporated associations, partnerships, joint ventures, or similar entities in which SSI has an interest, direct or indirect.

(q)

Union Matters. An accurate list and description (in all material respects) of all union contracts and collective bargaining agreements of SSI, if any. (Schedule Q)

(r)

Employee and Consultant Contracts. A complete and accurate list of all employee and consultant contracts which SSI may have, other than those listed in the schedule on Union Matters. (Schedule R)

(s)

Employee Benefit Plans. Complete and accurate copies of all salary, stock options, bonus, incentive compensation, deferred compensation, profit sharing, retirement, pension, group insurance, disability, death benefit or other benefit plans, trust agreements or arrangements of SSI in effect on the date hereof or to become effective after the date thereof, together with copies of any determination letters issued by the Internal Revenue Service with respect thereto. (Schedule S)

(t)

Insurance Policies. A complete and accurate list (in all material respects) and a description of all material insurance policies naming SSI as an insured or beneficiary or as a loss payable payee or for which SSI has paid all or part of the premium in force on the date hereof, specifying any notice or other information possessed by SSI regarding possible claims thereunder, cancellation thereof or premium increases thereon, including any policies now in effect naming SSI as beneficiary covering the business activities of SSI. (Schedule T)

(u)

Customers. A complete and accurate list (in all material respects) of the customers of SSI, including presently effective contracts of SSI or to be assigned to SSI, accounting for the principle revenues of SSI, indicating the dollar amounts of gross income of each such customer for the period ended December 31, 2009. (Schedule U)

(v)

Licenses and Permits. A complete list of all licenses, permits and other authorizations of SSI. (Schedule V)

3.02

Organization, Standing and Power. SSI is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada with all requisite corporate power to own or lease its properties and carry on its businesses as are now being conducted.

3.03

Capitalization of SSI. The authorized capital stock of SSI consists of 50,000,000 shares of Common Stock, $.001 par value, of which the only shares issued and outstanding are 7,315,500 issued to shareholders listed on Schedule H, which shares were duly authorized, validly issued and fully paid and non assessable, and were issued in accordance with the registration or qualification provisions of the Securities Act of 1933, as amended (the “Act”) and any relevant state securities laws or pursuant to valid exemptions therefrom. There are no preemptive rights with respect to the SSI Common Stock and the shares of SSI Common Stock are free from restrictions on transfer (except as required by law) or any options, liens, pledges, security interests, encumbrances or charges of any kind. SSI has no other equity securities or securities containing equity features authorized, issued or outstanding. Except as identified on Schedule H hereto, there are no agreements or other rights or arrangements existing which provide for the sale or issuance of capital stock by SSI, and there are no rights, subscriptions, warrants, options, conversion rights or other agreements of any kind outstanding to purchase or otherwise acquire from SSI any shares of capital stock or other securities of SSI. There are no agreements or other obligations (contingent or otherwise) which may require SSI to repurchase or otherwise acquire any shares of its capital stock. SSI does not own, and is not a party to a contract to acquire, any equity securities or other securities of any entity or director or indirect equity or ownership interest in any other entity. SSI is not a party to, and there do not exist any voting trusts, proxies, or other contracts with respect to the voting of shares of capital stock of SSI.

3.04

Authority. The execution and delivery of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary corporate actions, including but not limited to duly and validly authorized action and approval by the Board of Directors, on the part of SSI. This Agreement constitutes the valid and binding obligation of SSI enforceable against it in accordance with its terms, subject to the principles of equity applicable to the availability of the remedy of specific performance. This Agreement has been duly executed by SSI and the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement shall not result in any breach of any terms or provisions of SSI’s Certificate and Articles of Incorporation or Bylaws or of any other agreement, court order or instrument to which SSI is a party or bound by.

3.05

Absence of Undisclosed Liabilities. SSI has no material liabilities of any nature, whether fixed, absolute, contingent or accrued, which were not reflected on the financial statements set forth in Schedule A or otherwise disclosed in this Agreement or any of the Schedules or Exhibits attached hereto. As of the Effective Time, SSI shall have no assets or liabilities other than those resulting from the acquisition of AWI, except those to be paid by AWI listed on Exhibit C.

3.06

Absence of Changes. Since June 30, 2010 there has not been any material adverse change in the condition (financial or otherwise), assets, liabilities, earnings or business of SSI, except for changes resulting from completion of those transactions described in Section 2.02(f).

3.07

Tax Matters. All taxes and other assessments and levies which SSI is required by law to withhold or to collect have been duly withheld and collected, and have been paid over to the proper government authorities or are held by SSI in separate bank accounts for such payment or are represented by depository receipts, and all such withholdings and collections and all other payments due in connection therewith (including, without limitation, employment taxes, both the employee’s and employer’s share) have been paid over to the government or placed in a separate and segregated bank account for such purpose. There are no known deficiencies in income taxes for any periods and all returns, declarations, reports, estimates and statements required have been filed. There are no liens or taxes upon any assets of SSI, except taxes not yet due. Further, the representations and warranties as to absence of undisclosed liabilities contained in Section 3.05 includes any and all tax liabilities of whatsoever kind or nature (including, without limitation, all federal, state, local and foreign income, profit, franchise, sales, use and property taxes) due or to become due, incurred in respect of or measured by SSI income or business prior to the Effective Date.

3.08

Title to Assets. Except for liens set forth in Schedule C, SSI is the sole unconditional owner of, with good and marketable title to, all assets listed in the schedules as owned by it and all other property and assets are free and clear of all mortgages, liens, pledges, charges or encumbrances of any nature whatsoever.

3.09

Books and Records. The books of account, minute books, stock record books, and other records of SSI, complete copies of which have been made available to AWI, have been properly kept and contain no inaccuracies except for inaccuracies that would not, individually or in the aggregate, reasonably be expected to have a material effect on SSI or AWI.

3.10

Agreements in Force and Effect. Except as set forth in Schedules D and E, all material contracts, agreements, plans, promissory notes, mortgages, leases, policies, licenses, franchises or similar instruments to which SSI is a party are valid and in full force and effect on the date hereof, and SSI has not breached any material provision of, and is not in default in any material respect under the terms of, any such contract, agreement, plan, promissory note, mortgage, lease, policy, license, franchise or similar instrument which breach or default would have a material adverse effect upon the business, operations or financial condition of SSI.

3.11

Legal Proceedings, Etc. Except as set forth in Schedule K, there are no civil, criminal, administrative, arbitration or other such proceedings or investigations pending or, to the knowledge of either SSI or the shareholders thereof, threatened, in which, individually or in the aggregate, an adverse determination would materially and adversely affect the assets, properties, business or income of SSI. SSI has substantially complied with, and is not in default in any material respect under, any laws, ordinances, requirements, regulations or orders applicable to its businesses.

3.12

Governmental Regulation. To the knowledge of SSI and except as set forth in Schedule K, SSI is not in violation of or in default with respect to any applicable law or any applicable rule, regulation, order, writ or decree of any court or any governmental commission, board, bureau, agency or instrumentality, or delinquent with respect to any report required to be filed with any governmental commission, board, bureau, agency or instrumentality which violation or default could have a material adverse effect upon the business, operations or financial condition of SSI.

3.13

Brokers and Finders. SSI shall be solely responsible for payment to any broker or finder retained by SSI for any brokerage fees, commissions or finders’ fees in connection with the transactions contemplated herein. SSI has not agreed to pay any fees or commissions to any party.

3.14

Accuracy of Information. No representation or warranty by SSI contained in this Agreement and no statement contained in any certificate or other instrument delivered or to be delivered to AWI pursuant hereto or in connection with the transactions contemplated hereby (including without limitation all Schedules and exhibits hereto) contains or will contain any untrue statement of material fact or omits or will omit to state any material fact necessary in order to make the statements contained herein or therein not misleading.

3.15

Subsidiaries. Except as listed in Schedule P, SSI does not have any other subsidiaries or own capital stock of any other corporation.

3.16

Consents. Except as listed in Schedule F, no consent or approval of, or registration, qualification or filing with, any governmental authority or other person is required to be obtained or accomplished by SSI or any shareholder thereof in connection with the consummation of the transactions contemplated hereby.

3.17

Employees. Except as listed in Schedule R, (i) no SSI employee or group of employees has any plans to terminate his, her or its employment; (ii) SSI has no material labor relations problem pending and its labor relations are satisfactory; (iii) there are no workers’ compensation claims pending against SSI nor is SSI aware of any facts that would give rise to such a claim; and (iv) no employee of SSI is subject to any secrecy or noncompetition agreement or any other agreement or restriction of any kind that would impede in any way the ability of such employee to carry out fully all activities of such employee in furtherance of the business of SSI or AWI.

3.18

Environmental Matters. None of the operations of SSI involves the generation, transportation, treatment, storage or disposal of hazardous waste, as defined under 40 C.F.R. Parts 260-270 or any state, local or foreign equivalent.

3.19

Improper Payments. Neither SSI, nor any person acting on behalf of SSI has made any payment or otherwise transmitted anything of value, directly or indirectly, to (a) any official or any government or agency or political subdivision thereof for the purpose of influencing any decision affecting the business of SSI (b) any customer, supplier or competitor of SSI or employee of such customer, supplier or competitor, for the purpose of obtaining, retaining or directing business for SSI or (c) any political party or any candidate for elective political office nor has any fund or other asset of SSI been maintained that was not fully and accurately recorded on the books of account of SSI.

3.20

Copies of Documents. SSI has made available for inspection and copying by AWI and its duly authorized representatives, and will continue to do so at all times, true and correct copies of all documents which it has filed with the Securities and Exchange Commission and all other governmental agencies which are material to the terms and conditions contained in this Agreement. Furthermore, all filings by SSI with the Securities and Exchange Commission, and all other governmental agencies, including but not limited to the Internal Revenue Service, have contained information which is true and correct, to the best knowledge of the Board of Directors of SSI, in all material respects and did not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements made therein not misleading or which could have any material adverse effect upon the financial condition or operations of SSI or adversely affect the objectives of this Agreement with respect to AWI including, but not limited to, the issuance and subsequent trading of the shares of SSI Common Stock to be received hereby, subject to compliance by the shareholders of AWI with applicable law. SSI has made all necessary filings with the Securities and Exchange Commission and other governmental agencies.

3.21

Valid Issuance of Securities. The SSI Common Stock, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid and non-assessable, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and under applicable state and federal securities laws.

3.22

Directors, Officers and Controlling Shareholders. No director, officer or controlling shareholder of SSI has been subject to a criminal proceeding, bankruptcy, Securities and Exchange Commission or NASD censure in the last five years nor is any such individual under investigation for any of the above.

3.23

Related Party Transactions. Except as otherwise disclosed in its public filings with the Securities and Exchange Commission, no employee, officer or director of SSI or member of his or her immediate family is indebted to SSI, nor is SSI indebted (or committed to make loans or extend or guarantee credit) to any of them. No member of the immediate family of any officer or director of SSI is directly or indirectly interested in any material contract with SSI. No employee, officer or director of SSI, or member of the immediately family of any such employee, officer or director, has any direct or indirect interest in a competitor, supplier or customer of SSI or other party with which SSI transacts business.

3.24

Tax-Free Reorganization. Neither SSI nor any of its officers and directors has through the date of this Agreement taken or agreed to take any action that would prevent the Exchange contemplated by this Agreement from qualifying as a reorganization under Section 368(a) of the Code.

3.25

Full Disclosure. The representations and warranties of SSI contained in this Agreement (and in any schedule, exhibit, certificate or other instrument to be delivered under this Agreement) are true and correct in all material respects, and such representations and warranties do not omit any material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. There is no fact of which SSI has knowledge that has not been disclosed to AWI pursuant to this Agreement, including the schedules hereto, all taken together as a whole, which has had or could reasonably be expected to have a material adverse effect on SSI or AWI or materially adversely affect the ability of SSI to consummate in a timely manner the transactions contemplated hereby.

ARTICLE 4
REPRESENTATIONS AND WARRANTIES OF AWI

AWI hereby represents and warrants to SSI as follows:

4.01

AWI shall deliver to SSI, on or before Closing, the following:

(a)

Financial Statements. Audited (in the case of the fiscal year periods) and unaudited (for the quarterly period) financial statements of AWI including, but not limited to, balance sheets, income statements, statements of stockholders’ equity and statements of cash flows as at and for the fiscal year ended December 31, 2009 and 2008, prepared in accordance with generally accepted accounting principles, consistently applied, and which fairly present the financial condition and results of operations of AWI at the dates thereof and for the periods presented. (Schedule AA)

(b)

Property. An accurate list and description of all property, real or personal owned by AWI of a value equal to or greater than $1,000.00. (Schedule BB)

(c)

Liens and Liabilities. A complete and accurate list of all material liens, encumbrances, easements, security interests or similar interests in or on any of the assets listed on Schedule AA. (Schedule CC) A complete and accurate list of all debts, liabilities and obligations of AWI incurred or owing as of the date of this Agreement. (Schedule CC.1)

(d)

Leases and Contracts. A complete and accurate list describing all material terms of material leases (whether of real or personal property) and each contract, promissory note, mortgage, license, franchise, or other written agreement to which AWI is a party which involves or can reasonably be expected to involve aggregate future payments or receipts by AWI (whether by the terms of such lease, contract, promissory note, license, franchise or other written agreement or as a result of a guarantee of the payment of or indemnity against the failure to pay same) of $1,000.00 or more annually during the twelve-month period ended December 31, 2009 or any consecutive twelve-month period thereafter, except any of said instruments which terminate or are cancelable without penalty during such twelve-month period. (Schedule DD)

(e)

Loan Agreements. Complete and accurate copies of all loan agreements and other documents with respect to obligations of AWI for the repayment of borrowed money. (Schedule EE)

(f)

Consents Required. A complete list of all agreements wherein consent to the transaction herein contemplated is required to avoid a default thereunder; or where notice of such transaction is required at or subsequent to Closing, or where consent to an acquisition, consolidation, or sale of all or substantially all of the assets is required to avoid a default thereunder. (Schedule FF)

(g)

Articles. Complete and accurate copies of the Articles of Incorporation of AWI, together with all amendments thereto to the date hereof. (Schedule GG)

(h)

Shareholders. A complete list of all persons or entities of record holding capital stock of AWI or any rights to subscribe for, acquire, or receive shares of the capital stock of AWI (whether warrants, calls, options, or conversion rights), including copies of all stock option plans whether qualified or nonqualified, and other similar agreements. (Schedule HH)

(i)

Officers and Directors. A complete and current list of all officers and Directors of AWI. (Schedule II)

(j)

Salary Schedule. A complete and accurate list (in all material respects) of the names and the current salary rate or each present employee of AWI who received $1,000 or more in aggregate compensation from AWI whether in salary, bonus or otherwise, during the year 2009, or who is presently scheduled to receive from AWI a salary in excess of $1,000.00 during the year ending December 31, 2010, including in each case the amount of compensation received or scheduled to be received, and a schedule of the hourly rates of all other employees listed according to departments. (Schedule JJ)

(k)

Litigation. A complete and accurate list (in all material respects) of all material civil, criminal, administrative, arbitration or other such proceedings or investigations (including without limitations unfair labor practice matters, labor organization activities, environmental matters and civil rights violations) pending or, to the knowledge of AWI threatened, which may materially and adversely affect AWI. (Schedule KK)

(l)

Tax Returns. Accurate copies of all Federal and State tax returns for AWI, if any. (Schedule LL)

(m)

Agency Reports. Copies of all material reports or filings (and a list of the categories of reports or filings made on a regular basis) made by AWI under ERISA, EEOC, FDA and all other governmental agencies (federal, state or local). (Schedule MM)

(n)

Banks. A true and complete list (in all material respects), as of the date of this Agreement, showing (1) the name of each bank in which AWI has an account or safe deposit box, and (2) the names and addresses of all signatories. (Schedule NN)

(o)

Jurisdictions Where Qualified. A list of all jurisdictions wherein AWI is qualified to do business and is in good standing. (Schedule OO)

(p)

Subsidiaries. A complete list of all subsidiaries of AWI. (Schedule PP) The term “Subsidiary” or “Subsidiaries” shall include corporations, unincorporated associations, partnerships, joint ventures, or similar entities in which AWI has an interest, direct or indirect.

(q)

Union Matters. An accurate list and description (in all material respects of union contracts and collective bargaining agreements of AWI, if any. (Schedule QQ)

(r)

Employee and Consultant Contracts. A complete and accurate list of all employee and consultant contracts which AWI has. (Schedule RR)

(s)

Employee Benefit Plans. Complete and accurate copies of all salary, stock option, bonus, incentive compensation, deferred compensation, profit sharing, retirement, pension, group insurance, disability, death benefit or other benefit plans, trust agreements or arrangements of AWI in effect on the date hereof or to become effective after the date thereof, together with copies of any determination letters issued by the Internal Revenue Service with respect thereto. (Schedule SS)

(t)

Insurance Policies. A complete and accurate list (in all material respects) and description of all material insurance policies naming AWI as an insured or beneficiary or as a loss payable payee or for which AWI has paid all or part of the premium in force on the date hereof, specifying any notice or other information possessed by AWI regarding possible claims thereunder, cancellation thereof or premium increases thereon, including any policies now in effect naming AWI as beneficiary covering the business activities of AWI. (Schedule TT)

(u)

Customers. A complete and accurate list (in all material respects) of the customers of AWI, including all presently effective contracts of AWI to be assigned to AWI, accounting for the principle revenues of AWI, indicating the dollar amounts of gross revenues of each such customer for the period ended as of a recent date. (Schedule UU)

(v)

Licenses and Permits. A complete list of all licenses, permits and other authorizations of AWI. (Schedule VV)

4.02

Organization, Standing and Power. AWI is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada with all requisite corporate power to own or lease its properties and carry on its business as is now being conducted.

4.03

Qualification. AWI is duly qualified and licensed as a foreign corporation authorized to do business in each jurisdiction wherein it conducts business operations. Such jurisdictions, which are the only jurisdictions in which AWI is duly qualified and licensed as a foreign corporation, is shown in Schedule OO.

4.04

Capitalization of AWI. The authorized capital stock of AWI consists of 75,000,000 shares of Common Stock, par value $.001 per share, of which the only shares issued and outstanding are 40,000,000 shares issued to the shareholders listed on Schedule HH, which shares were duly authorized, validly issued and fully paid and nonassessable. There are no preemptive rights with respect to the AWI Common Stock and the shares of AWI Common Stock are free from restrictions on transfer or any options, liens, pledges, security interests, encumbrances or charges of any kind. Except as identified on Schedule CC.1, (i) AWI has no other equity securities or securities containing equity features authorized, issued or outstanding, (ii) there are no agreements or other rights or arrangements existing which provide for the sale or issuance of capital stock by AWI, and (iii) there are no rights, subscriptions, warrants, options, conversion rights or other agreements of any kind outstanding to purchase or otherwise acquire from AWI any shares of capital stock or other securities of AWI. There are no agreements or other obligations (contingent or otherwise) which may require AWI to repurchase or otherwise acquire any shares of its capital stock. AWI does not own, and is not a party to a contract to acquire, any equity securities or other securities of any entity or director or indirect equity or ownership interest in any other entity. AWI is not a party to, and there do not exist any voting trusts, proxies, or other contracts with respect to the voting of shares of capital stock of AWI.

4.05

Authority. The execution and delivery of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary corporate action, including but not limited to duly and validly authorized action and approval by the Board of Directors, on the part of AWI. This Agreement constitutes the valid and binding obligation of AWI, enforceable against it in accordance with its terms, subject to the principles of equity applicable to the availability of the remedy of specific performance. This Agreement has been duly executed by AWI and the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement shall not result in any breach of any terms or provisions of AWI‘s Articles of Incorporation or Bylaws or of any other agreement, court order or instrument to which AWI is a party or bound.

4.06

Absence of Undisclosed Liabilities. AWI has no material liabilities of any nature, whether fixed, absolute, contingent or accrued, which were not reflected on the financial statements set forth in Schedule AA or otherwise disclosed in this Agreement or any of the Schedules or Exhibits attached hereto.

4.07

Absence of Changes. Since inception, there has not been any material adverse change in the condition (financial or otherwise), assets, liabilities, earnings or business of AWI, except for changes resulting from completion of those transactions described in Section 5.02.

4.08

Tax Matters. All taxes and other assessments and levies which AWI is required by law to withhold or to collect have been duly withheld and collected, and have been paid over to the proper government authorities or are held by AWI in separate bank accounts for such payment or are represented by depository receipts, and all such withholdings and collections and all other payments due in connection therewith (including, without limitation, employment taxes, both the employee’s and employer’s share) have been paid over to the government or placed in a separate and segregated bank account for such purpose. There are no known deficiencies in income taxes for any periods and all returns, declarations, reports, estimates and statements required have been timely filed. There are no liens or taxes upon any assets of AWI, except taxes not yet due. Further, the representations and warranties as to absence of undisclosed liabilities contained in Section 4.06 includes any and all tax liabilities of whatsoever kind or nature (including, without limitation, all federal, state, local and foreign income, profit, franchise, sales, use and property taxes) due or to become due, incurred in respect of or measured by AWI income or business prior to the Effective Time.

4.09

Title to Assets. Except for liens set forth in Schedule CC, AWI is the sole and unconditional owner of, with good and marketable title to, all the assets and patents listed in the schedules as owned by them and all other property and assets are free and clear of all mortgages, liens, pledges, charges or encumbrances of any nature whatsoever.

4.10

Books and Records. The books of account, minute books, stock record books, and other records of AWI, complete copies of which have been made available to SSI, have been properly kept and contain no inaccuracies except for inaccuracies that would not, individually or in the aggregate, reasonably be expected to have a material effect on SSI or AWI.

4.11

Agreements in Force and Effect. Except as set forth in Schedules DD and EE, all material contracts, agreements, plans, promissory notes, mortgages, leases, policies, licenses, franchises or similar instruments to which AWI is a party are valid and in full force and effect on the date hereof, and AWI has not breached any material provision of, and is not in default in any material respect under the terms of, any such contract, agreement, plan, promissory note, mortgage, lease, policy, license, franchise or similar instrument which breach or default would have a material adverse effect upon the business, operations or financial condition of AWI.

4.12

Legal Proceedings, Etc. There are no civil, criminal, administrative, arbitration or other such proceedings or investigations pending or, to the knowledge of AWI, threatened, in which, individually or in the aggregate, an adverse determination would materially and adversely affect the assets, properties, business or income of AWI. AWI has substantially complied with, and is not in default in any material respect under, any laws, ordinances, requirements, regulations or orders applicable to its businesses.

4.13

Governmental Regulation. To the knowledge of AWI, AWI is not in violation of or in default with respect to any applicable law or any applicable rule, regulation, order, writ or decree of any court or any governmental commission, board, bureau, agency or instrumentality, or delinquent with respect to any report required to be filed with any governmental commission, board, bureau, agency or instrumentality which violation or default could have a material adverse effect upon the business, operations or financial condition of AWI.

4.14

Broker and Finders. AWI shall be solely responsible for payment to any broker or finder retained by AWI for any brokerage fees, commissions or finders’ fees in connection with the transactions contemplated herein.

4.15

Accuracy of Information. No representation or warranty by AWI contained in this Agreement and no statement contained in any certificate or other instrument delivered or to be delivered to SSI pursuant hereto or in connection with the transactions contemplated hereby (including without limitation all Schedules and Exhibits hereto) contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact necessary in order to make the statements contained herein or therein not misleading.

4.16

Subsidiaries. AWI does not have any other subsidiaries or own capital stock representing ten percent (10%) or more of the issued and outstanding stock of any other corporation.

4.17

Consents. No consent or approval of, or registration, qualification or filing with, any other governmental authority or other person is required to be obtained or accomplished by AWI or any shareholder thereof, in connection with the consummation of the transactions contemplated hereby.

4.18

Employees. (i) No AWI employee or group of employees has any plans to terminate his, her or its employment; (ii) AWI has no material labor relations problem pending and its labor relations are satisfactory; (iii) there are no workers’ compensation claims pending against AWI nor is AWI aware of any facts that would give rise to such a claim; and (iv) no employee of AWI is subject to any secrecy or noncompetition agreement or any other agreement or restriction of any kind that would impede in any way the ability of such employee to carry out fully all activities of such employee in furtherance of the business of SSI or AWI.

4.19

Improper Payments. No person acting on behalf of AWI has made any payment or otherwise transmitted anything of value, directly or indirectly, to (a) any official or any government or agency or political subdivision thereof for the purpose of influencing any decision affecting the business of AWI , or (b) any political party or any candidate for elective political office, nor has any fund or other asset of AWI been maintained that was not fully and accurately recorded on the books of account of AWI.

4.20

Copies of Documents. AWI has made available for inspection and copying by SSI and its duly authorized representatives, and will continue to do so at all times, true and correct copies of all documents which it has filed with any governmental agencies which are material to the terms and conditions contained in this Agreement. Furthermore, all filings by AWI with governmental agencies, including but not limited to the Internal Revenue Service, have contained information which is true and correct in all material respects and did not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements made therein not misleading or which could have any material adverse effect upon the financial condition or operations of AWI or adversely affect the objectives of this Agreement.

4.21

Investment Intent of Shareholders. To the knowledge of AWI, the shares of SSI being acquired by each respective AWI shareholder pursuant to this Agreement for his or her own account and for investment and not with a view to the public resale or distribution of such shares and further acknowledges that the shares being issued have not been registered under the Securities Act and are “restricted securities” as that term is defined in Rule 144 promulgated under the Securities Act and must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.

4.22

Directors, Officers and Controlling Shareholders. No director, officer and controlling shareholder of AWI has been subject to a criminal proceeding, bankruptcy, Securities and Exchange Commission or NASD censure in the last five years nor is any such individual under investigation for any of the above.

4.23

Related Party Transactions. Except as identified on Schedule DD, no employee, officer or director of AWI or member of his or her immediate family is indebted to AWI, nor is AWI indebted (or committed to make loans or extend or guarantee credit) to any of them. No member of the immediate family of any officer or director of AWI is directly or indirectly interested in any material contract with AWI. No employee, officer or director of AWI, or member of the immediately family of any such employee, officer or director, has any direct or indirect interest in a competitor, supplier or customer of AWI or other party with which AWI transacts business.

4.24

Tax-Free Reorganization. Neither AWI nor any of its officers and directors has through the date of this Agreement taken or agreed to take any action that would prevent the Exchange contemplated herein from qualifying as a reorganization under Section 368(a) of the Code.

4.25

Full Disclosure. The representations and warranties of AWI contained in this Agreement (and in any schedule, exhibit, certificate or other instrument to be delivered under this Agreement) are true and correct in all material respects, and such representations and warranties do not omit any material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. There is no fact of which AWI has knowledge that has not been disclosed to SSI pursuant to this Agreement, including the schedules hereto, all taken together as a whole, which has had or could reasonably be expected to have a material adverse effect on SSI or AWI or materially adversely affect the ability of AWI to consummate in a timely manner the transactions contemplated hereby.

ARTICLE 5
CONDUCT AND TRANSACTIONS PRIOR TO THE
EFFECTIVE TIME OF THE ACQUISITION

5.01

Conduct and Transactions of SSI. During the period from the date hereof to the Effective Date, SSI shall:

(a)

Except as set forth in Section 2.02(f), conduct its operations in the ordinary course of business, including but not limited to, paying all obligations as they mature, complying with all applicable tax laws, filing all tax returns required to be filed and paying all taxes due;

(b)

Maintain its records and books of account in a manner that fairly and correctly reflects its income, expenses, assets and liabilities.

SSI shall not during such period, except in the ordinary course of business, without the prior written consent of AWI:

(c)

Except as otherwise contemplated or required by this Agreement, sell, dispose of or encumber any of its properties or assets;

(d)

Except as set forth in paragraph 5.01(c) above, declare or pay any dividends on shares of its capital stock or make any other distribution of assets to the holders thereof;

(e)

Except as set forth in paragraph 5.01(c) above, issue, reissue or sell, or issue capital stock of SSI or options or rights to subscribe to, or enter into any contract or commitment to issue, reissue or sell, any shares of its capital stock or acquire or agree to acquire any shares of its capital stock;

(f)

Except as otherwise contemplated and required by this Agreement, amend its Articles of Incorporation or merge or consolidate with or into any other corporation or sell all or substantially all of its assets or change in any manner the rights of its capital stock or other securities;

(g)

Except as contemplated or required by this Agreement, pay or incur any obligation or liability, direct or contingent, of more than $1,000;

(h)

Incur any indebtedness for borrowed money, assume, guarantee, endorse or otherwise become responsible for obligations of any other party, or make loans or advances to any other party;

(i)

Make any material change in its insurance coverage;

(j)

Increase in any manner the compensation, direct or indirect, of any of its officers or executive employees; except in accordance with existing employment contracts;

(k)

Enter into any agreement or make any commitment to any labor union or organization;

(l)

Make any capital expenditures.

5.02

Conduct and Transactions of AWI. During the period from the date hereof to Effective Date, AWI shall:

(a)

Obtain an investment letter from each shareholder of AWI in a form substantially like that attached hereto as Exhibit B.

(b)

Conduct the operations of AWI in the ordinary course of business.

AWI shall not during such period, except in the ordinary course of business, without the prior written consent of SSI:

(c)

Except as otherwise contemplated or required by this Agreement, enter negotiations, sell, dispose of or encumber any of the properties or assets of AWI;

(d)

Declare or pay any dividends on shares of its capital stock or make any other distribution of assets to the holders thereof;

(e)

Issue, reissue or sell, or issue capital stock of AWI or options or rights to subscribe to, or enter into any contract or commitment to issue, reissue or sell, any shares of its capital stock or acquire or agree to acquire any shares of its capital stock;

(f)

Except as otherwise contemplated and required by this Agreement, amend its Articles of Incorporation or merge or consolidate with or into any other corporation or sell all or substantially all of its assets or change in any manner the rights of its capital stock or other securities;

(g)

Except as otherwise contemplated and required by this Agreement, pay or incur any obligation or liability, direct or contingent, of more than $1,000;

(h)

Incur any indebtedness for borrowed money, assume, guarantee, endorse or otherwise become responsible for obligations of any other party, or make loans or advances to any other party;

(i)

Make any material change in its insurance coverage;

(j)

Increase in any manner the compensation, direct or indirect, of any of its officers or executive employees; except in accordance with existing employment contracts;

(k)

Enter into any agreement or make any commitment to any labor union or organization;

(l)

Make any material capital expenditures in excess of $1,000.00.

(m)

Allow any of the foregoing actions to be taken by any subsidiary of AWI.

ARTICLE 6
RIGHTS OF INSPECTION

6.01

Due Diligence; Access to Information; Confidentiality.

(a)

Between the date hereof and the Closing Date, SSI and AWI shall afford to the other party and their authorized representatives the opportunity to conduct and complete a due diligence investigation of the other party as described herein. In light of the foregoing, each party shall permit the other party full access on reasonable notice and at reasonable hours to its properties and shall disclose and make available (together with the right to copy) to the other party and its officers, employees, attorneys, accountants and other representatives (hereinafter collectively referred to as “Representatives”), all books, papers, and records relating to the assets, stock, properties, operations, obligations and liabilities of such party and its subsidiaries, including, without limitation, all books of account (including, without limitation, the general ledger), tax records, minute books of directors’ and stockholders’ meetings, organizational documents, bylaws, contracts and agreements, filings with any regulatory authority, accountants’ work papers, litigation files (including, without limitation, legal research memoranda), attorney’s audit response letters, documents relating to assets and title thereto (including, without limitation, abstracts, title insurance policies, surveys, environmental reports, opinions of title and other information relating to the real and personal property), plans affecting employees, securities transfer records and stockholder lists, and any books, papers and records (collectively referred to herein as “Evaluated Material”) relating to other assets or business activities in which such party may have a reasonable interest, and otherwise provide such assistance as is reasonably requested in order that each party may have a full opportunity to make such investigation and evaluation as it shall reasonably desire to make of the business and affairs of the other party; provided, however, that the foregoing rights granted to each party shall, whether or not and regardless of the extent to which the same are exercised, in no way affect the nature or scope of the representations, warranties and covenants of the respective party set forth herein. In addition, each party and its Representatives shall cooperate fully (including providing introductions, where necessary) with such other party to enable the party to contact third parties, including customers, prospective customers, specified agencies or others as the party deems reasonably necessary to complete its due diligence; provided that such party agrees not to initiate such contacts without the prior approval of the other party, which approval will not be unreasonably withheld.

(b)

SSI and AWI agree that each such party will not use the Evaluation Material for any purpose other than in connection with the transactions contemplated hereunder. Each agrees not to disclose or allow disclosure to others of any Evaluation Material, except to such party’s Affiliates or Representatives, in each case, to the extent necessary to permit such Affiliate or Representative to assist such party in connection with the transactions contemplated hereunder. Each agrees that it will, within ten (10) days of the other party’s request, re-deliver to such party all copies of that party’s Evaluation Material in its possession or that of its affiliates or Representatives if the Exchange contemplated by this Agreement does not close as contemplated herein.

(c)

In the event any party or anyone to whom Evaluation Material has been transmitted in accordance with the terms herein is requested in connection with any proceeding to disclose any Evaluation Material, such party will give the other party prompt notice of such request so that the other party may seek an appropriate protective order or other remedy or waive compliance with this Agreement, and such party will cooperate with the other party to obtain such protective order. In the event such protective order is not obtained, the other party waives compliance with the relevant provisions of this Section, such party (or such person to whom such request is directed) will furnish only that portion of the Evaluation Material which is required to be disclosed.

(d)

Notwithstanding any of the foregoing, if prior to Closing, for any reason, the transactions contemplated by this Agreement are not consummated, neither SSI nor AWI nor any of their Representatives shall disclose to third parties or otherwise use any Evaluation Material or other confidential information received from the other party in the course of investigating, negotiating, and performing the transactions contemplated by this Agreement; provided, however, that nothing shall be deemed to be confidential information which:

(i)

is or becomes generally available to the public other than as a result of a disclosure by such party, its affiliates or Representatives;

(ii)

was available to such party on a non-confidential basis prior to its disclosure;

(iii)

becomes available to such party on a non-confidential basis from a source other than the other party or its agents, advisors or Representatives;

(iv)

developed by such party independently of any disclosure by the other party; or

(v)

is disclosed in compliance with Section 6.01(c).

This provision shall not prohibit the disclosure of information required to be made under federal or state securities laws. If any disclosure is so required, the party making such disclosure shall consult with the other party prior to making such disclosure, and the parties shall use all reasonable efforts, acting in good faith, to agree upon a text for such disclosure which is satisfactory to both parties.

6.02

SSI and AWI each agree that money damages would not be sufficient to remedy any breach by the other party of this Section, and that, in addition to all other remedies, each party against which a breach of this Section has been committed shall be entitled to specific performance and injunctive or other equitable relief as a remedy of such breach.

ARTICLE 7
CONDITIONS TO CLOSING

7.01

Conditions to Obligations of AWI. The obligation of AWI to perform this Agreement is subject to the satisfaction of the following conditions on or before the Closing unless waived in writing by AWI.

(a)

Representations and Warranties. There shall be no information disclosed in the schedules delivered by SSI, which in the opinion of AWI, would materially adversely affect the proposed transaction and intent of the parties as set forth in this Agreement. The representations and warranties of SSI set forth in Article 3 hereof shall be true and correct in all material respects as of the date of this Agreement and as of the Closing as though made on and as of the Closing, except as otherwise permitted by this Agreement.

(b)

Performance of Obligations. SSI shall have in all material respects performed all agreements required to be performed by it under this Agreement and shall have performed in all material respects any actions contemplated by this Agreement prior to or on the Closing and SSI shall have complied in all material respects with the course of conduct required by this Agreement.

(c)

Corporate Action. SSI shall have furnished minutes, certified copies of corporate resolutions and/or other documentary evidence satisfactory to counsel for AWI that SSI has submitted with this Agreement and any other documents required hereby to such parties for approval as provided by applicable law.

(d)

Consents. Execution of this Agreement and any consents necessary for or approval of any party listed on any Schedule delivered by SSI whose consent or approval is required pursuant thereto shall have been obtained.

(e)

Statutory Requirements. All statutory requirements for the valid consummation by SSI of the transactions contemplated by this Agreement shall have been fulfilled.

(f)

Governmental Approval. All authorizations, consents, approvals, permits and orders of all federal and state governmental agencies required to be obtained by SSI for consummation of the transactions contemplated by this Agreement shall have been obtained.

(g)

Market Condition. Up to and including the Closing Date, SSI shall have maintained its listing on the OTC Bulletin Board, without any trading and quotation halts or other notices of deficiency received by or imposed against SSI.

(h)

Changes in Financial Condition of SSI. There shall not have occurred any material adverse change in the financial condition or in the operations of the business of SSI, except expenditures in furtherance of this Agreement.

(i)

Absence of Pending Litigation. SSI is not engaged in or threatened with any suit, action, or legal, administrative or other proceedings or governmental investigations pertaining to this Agreement or the consummation of the transactions contemplated hereunder.

(j)

Authorization for Issuance of Stock. AWI shall have received in form and substance satisfactory to counsel for AWI a letter instructing and authorizing the Registrar and Transfer Agent for the shares of common stock of SSI to issue stock certificates representing ownership of SSI common stock to AWI shareholders in accordance with the terms of this Agreement and a letter from said Registrar and Transfer Agent acknowledging receipt of the letter of instruction and stating to the effect that the Registrar and Transfer Agent holds adequate supplies of stock certificates necessary to comply with the letter of instruction and the terms and conditions of this Agreement.

(k)

Books and records. SSI shall delivery to AWI all books and records of SSI.

7.02

Conditions to Obligations of SSI. The obligation of SSI to perform this Agreement is subject to the satisfaction of the following conditions on or before the Closing unless waived in writing by SSI.

(a)

Representations and Warranties. There shall be no information disclosed in the schedules delivered by AWI, which in the opinion of SSI, would materially adversely affect the proposed transaction and intent of the parties as set forth in this Agreement. The representations and warranties of AWI set forth in Article 4 hereof shall be true and correct in all material respects as of the date of this Agreement and as of the Closing as though made on and as of the Closing, except as otherwise permitted by this Agreement.

(b)

Performance of Obligations. AWI shall have in all material respects performed all agreements required to be performed by it under this Agreement and shall have performed in all material respects any actions contemplated by this Agreement prior to or on the Closing and AWI shall have complied in all respects with the course of conduct required by this Agreement.

(c)

Corporate Action. AWI shall have furnished minutes, certified copies of corporate resolutions and/or other documentary evidence satisfactory to Counsel for SSI that AWI has submitted with this Agreement and any other documents required hereby to such parties for approval as provided by applicable law.

(d)

Consents. Any consents necessary for or approval of any party listed on any Schedule delivered by AWI, whose consent or approval is required pursuant thereto, shall have been obtained.

(e)

Financial Statements. SSI shall have been furnished with an Audited (in the case of the fiscal year periods) and unaudited (for the quarterly period) financial statements of AWI including, but not limited to, balance sheets, income statements, statements of stockholders’ equity and statements of cash flows as at and for the fiscal years ended December 31, 2009 and 2008, prepared in accordance with generally accepted accounting principles, consistently applied, and which fairly present the financial condition and results of operations of AWI at the dates thereof and for the periods presented.

(f)

Statutory Requirements. All statutory requirements for the valid consummation by AWI of the transactions contemplated by this Agreement shall have been fulfilled.

(g)

Governmental Approval. All authorizations, consents, approvals, permits and orders of all federal and state governmental agencies required to be obtained by AWI for consummation of the transactions contemplated by this Agreement shall have been obtained.

(h)

Employment Agreements. Existing AWI employment agreements will have been delivered to counsel for SSI.

(i)

Changes in Financial Condition of AWI. There shall not have occurred any material adverse change in the financial condition or in the operations of the business of AWI, except expenditures in furtherance of this Agreement.

(j)

Absence of Pending Litigation. AWI is not engaged in or threatened with any suit, action, or legal, administrative or other proceedings or governmental investigations pertaining to this Agreement or the consummation of the transactions contemplated hereunder.

(k)

Shareholder Approval. The AWI shareholders shall have approved this Agreement and Plan of Reorganization.

ARTICLE 8
MATTERS SUBSEQUENT TO CLOSING

8.01

Covenant of Further Assurance. The parties covenant and agree that they shall, from time to time, execute and deliver or cause to be executed and delivered all such further instruments of conveyance, transfer, assignments, receipts and other instruments, and shall take or cause to be taken such further or other actions as the other party or parties to this Agreement may reasonably deem necessary in order to carry out the purposes and intent of this Agreement.

8.02

Prohibition of Reverse Split of Shares. The parties covenant and agree that SSI will be prohibited from effecting any reverse split of its issued and outstanding shares for a period of 24 months following the closing of this Agreement.

8.03

Registration Rights. The parties covenant and agree that should SSI file a registration statement with the Securities and Exchange Commission for the registration of SSI common stock, it will include those restricted common shares held by SSI shareholders as of the date of Closing.

ARTICLE 9
NATURE OF REPRESENTATIONS

9.01

All statements contained in any written certificate, schedule, exhibit or other written instrument delivered by SSI or AWI pursuant hereto, or otherwise adopted by SSI, by its written approval, or by AWI by its written approval, or in connection with the transactions contemplated hereby, shall be deemed representations and warranties by SSI or AWI as the case may be. All representations, warranties and agreements made by either party shall survive for the period of the applicable statute of limitations.

ARTICLE 10
TERMINATION OF AGREEMENT AND ABANDONMENT OF REORGANIZATION

10.01

Termination. Anything herein to the contrary notwithstanding, this Agreement and any agreement executed as required hereunder and the acquisition contemplated hereby may be terminated at any time before the Closing as follows:

(a)

By mutual written consent of the Boards of Directors of SSI and AWI.

(b)

By the Board of Directors of SSI if any of the conditions set forth in Section 7.02 shall not have been satisfied by the Closing Date.

(c)

By the Board of Directors of AWI if any of the conditions set forth in Section 7.01 shall not have been satisfied by the Closing Date.

(d)

By either of the Boards of Directors of SSI or AWI if the Closing Date is not on or before October 30, 2010, or such later date as SSI and AWI may mutually agree (except that a party seeking to terminate this Agreement pursuant to this clause may not do so if the failure to consummate the Exchange contemplated by this Agreement by such date shall be due to the action or failure to act of the party seeking to terminate the Agreement in breach of such party’s obligations under this Agreement).

10.02

Termination of Obligations and Waiver of Conditions; Payment of Expenses. In the event this Agreement and the acquisition are terminated and abandoned pursuant to this Article 10 hereof, this Agreement shall become void and of no force and effect and there shall be no liability on the part of any of the parties hereto, or their respective directors, officers, shareholders or controlling persons to each other. For the costs and expenses incident to its negotiation and preparation of this Agreement and any of the documents evidencing the transactions contemplated hereby, including fees, expenses and disbursements of counsel, SSI shareholders shall bear the expenses incurred by SSI, and AWI shareholders shall bear the expenses incurred by AWI.

ARTICLE 11
EXCHANGE OF SHARES

11.01

Exchange of Shares. At the Effective Time, SSI shall issue a letter to the transfer agent of SSI with a copy of the resolution of the Board of Directors of SSI authorizing and directing the issuance of SSI shares as set forth on Exhibit A to this Agreement.

11.02

Restrictions on Shares Issued to AWI. Due to the fact that AWI will receive shares of SSI Common Stock in connection with the acquisition which have not been registered under the 1933 Act by virtue of the exemption provided in Section 4(2) of such Act, those shares of SSI will contain the following legend:

The shares represented by this certificate have not been registered under the Securities Act of 1933. The shares have been acquired for investment and may not be sold or offered for sale in the absence of an effective Registration Statement for the shares under the Securities Act of 1933 or an opinion of counsel to the Corporation that such registration is not required.

ARTICLE 12
MISCELLANEOUS

12.01

Construction. This Agreement shall be construed and enforced in accordance with the laws of the State of Nevada excluding the conflicts of laws.

12.02

Expenses. Except as otherwise provided in this Agreement, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

12.03

Notices. All notices necessary or appropriate under this Agreement shall be effective when personally delivered or deposited in the United States mail, postage prepaid, certified or registered, return receipt requested, and addressed to the parties last known address which addresses are currently as follows:

If to “SSI” Silicon South, Inc. 123 West Nye Lane, Suite 129 Carson City, NV 89706	If to “AWI” Alpha Wastewater, Inc. 9160 Diamond Road Richmond, BC V7E 1P3 Canada

With copies to: Cletha A. Walstrand, Esq. 1322 Pachua Ivins, UT 84738 Fax: 435-688-7318	With copies to:

12.04

Amendment and Waiver. The parties hereby may, by mutual agreement in writing signed by or on behalf of each party, amend this Agreement in any respect. Any term or provision of this Agreement may be waived in writing signed by an authorized officer at any time by the party against which such waiver is to be charged, such waiver right shall include, but not be limited to, the right of either party to:

(a)

Extend the time for the performance of any of the obligations of the other;

(b)

Waive any inaccuracies in representations by the other contained in this Agreement or in any document delivered pursuant hereto;

(c)

Waive compliance by the other with any of the covenants contained in this Agreement, and performance of any obligations by the other; and

(d)

Waive the fulfillment of any condition that is precedent to the performance by the party so waiving of any of its obligations under this Agreement.

Any writing on the part of a party relating to such amendment, extension or waiver as provided in this Section 12.04 shall be valid if authorized or ratified by the Board of Directors of such party.

12.05

Remedies not Exclusive. No remedy conferred by any of the specific provisions of this Agreement is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise. The election of any one or more remedies by SSI or AWI shall not constitute a waiver of the right to pursue other available remedies.

12.06

Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

12.07

Benefit. This Agreement shall be binding upon, and inure to the benefit of, the respective successors and assigns of SSI and AWI and its shareholders.

12.08

Entire Agreement. This Agreement and the Schedules and Exhibits attached hereto, represent the entire agreement of the undersigned regarding the subject matter hereof, and supersedes all prior written or oral understandings or agreements between the parties.

12.09

Captions and Section Headings. Captions and section headings used herein are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

Executed as of the date first written above.

Silicon South, Inc. By: /s/ Zagros Shahvaran Zagros Shahvaran, President	Alpha Wastewater, Inc. By: /s/ Brian L Hauff Brian L. Hauff, President

EXHIBIT A

Name of Shareholder	Number of Shares

A-1

EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

PURCHASER:

ISSUER:

Silicon South, Inc.

SECURITY:

Common Stock, par value $.001

QUANTITY:

_______ Shares (the “Securities”)

In connection with the purchase of the above-listed Securities of the Company, I, the purchaser represent to the Company the following:

(1)

Investment. I am aware of the Company’s business affairs and financial condition. I am purchasing the Securities for investment for my own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933 (as Amended). These securities have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends on, among other things, the bona fide nature of the investment intent as expressed herein. In this connection I understand that, in view of the Securities and Exchange Commission (“SEC”), the statutory basis for such exemption may be unavailable if my representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities or for the period of one year or any other fixed period in the future.

(2)

Restrictions on Transfer Under Securities Act. I further acknowledge and understand that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or unless an exemption from such registration is available. Moreover, I understand that the Company is under no obligation to register the Securities. In addition, I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or unless the Company receives an opinion of counsel reasonably satisfactory to the Company that such registration is not required.

(3)

Sales Under Rule 144. I am aware of the adoption of Rule 144 by the SEC promulgated under the Securities Act, which in substance permits limited public resale of securities acquired in a non- public offering subject to the satisfaction of certain conditions, including: (i) the availability of certain current public information about the Company, (ii) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a “ market maker,” and (iv) the amount of securities sold during any three-month period not exceeding specified limitations (generally 1% of the total shares outstanding).

(4)

Limitations on Rule 144. I further acknowledge and understand that the Company is not now, and at any time I wish to sell the Securities may not be, satisfying the public information requirement of Rule 144, and, in such case, I would be precluded from selling the Securities under Rule 144 even if the minimum holding period had been satisfied.

(5)

Sales Not Under Rule 144. I further acknowledge that, if all the requirements of Rule 144 are not met, then Regulation A, or some other registration exemption will be required; and that, although Rule 144 is not exclusive, the staff of the Commission has expressed its opinion (i) that persons proposing to sell private placement securities other than in a registered offering or exemption from registration is available for such offers or sales, and (ii) that such persons and the brokers who participate in the transactions do so their own risk.

(6)

Stop Transfer Instructions. I further understand that stop transfer instructions will be in effect with respect to the transfer of the Securities consistent with the above.

(7)

Additional Representations and Warranties. In addition, I represent and warrant:

(i)

That I have had the opportunity to ask questions of, and receive answers from, the Company ( or any person acting on its behalf) concerning the Company and my proposed investment in the Securities;

(ii)

That I have concluded that I have sufficient information upon which to base my decision to acquire the Securities;

(iii)

 That I have made my own determination of the value of the Securities and have not relied upon any statements, representations or warranties of the Company regarding the value of the Securities or the business prospects of the Company;

(iv)

That I understand that in acquiring the Securities, I am making a highly speculative investment with the knowledge that the Company is in the initial stages of development;

B-1

(v)

That I am capable of bearing the economic risk and burdens of the investment, the possibility of complete loss of all of the investment, and the possible inability to readily liquidate the investment due to the lack of public market; and

(vi)

That I understand that, in selling and transferring the Securities, the Company had relied upon an exemption from the registration requirements of the Securities Act and that, in an attempt to effect compliance with all the conditions of such exemption, the Company is relying in good faith upon all of my foregoing representations and warranties.

SIGNATURE OF PURCHASER

Date: _______________________________                     _______________________________________________

_______________________________________________

Printed Name

Address:

_______________________________________________

_______________________________________________

B-2

EXHIBIT C

Liabilities to be paid by AWI

C-1